UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2006

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02                   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following is the text of a press release issued by the registrant at 8:15 a.m. Central Time on October 19, 2006.

SIMMONS FIRST ANNOUNCES RECORD THIRD QUARTER EARNINGS

Pine Bluff, AR - Simmons First National Corporation (NASDAQ-GS:SFNC) today announced record earnings for the three and nine-month periods ended September 30, 2006. Net income for the third quarter was $7.4 million, or $0.51 diluted earnings per share, compared to $0.50 per share for the same period in 2005.

For the nine-month period ended September 30, 2006, net income was $20.7 million, an increase of $591,000 from the same period in 2005. Diluted earnings per share for the nine-month period were $1.43, an increase of $0.06, or 4.4% over the same period in 2005.

“Given the current interest rate environment and the competition for deposits, we are relatively pleased with this quarter’s earnings report,” said J. Thomas May, Chairman and Chief Executive Officer. “We, like the rest of the industry, continue to be challenged with margin compression. During this period of an inverted yield curve, we were still able to achieve earnings growth due to the strength of the Company’s asset quality and reduced credit card charge-offs and the related reduction in the provision for loan losses.”

The Company’s net interest margin decreased 10 basis points to 3.91% from the second quarter of 2006. “We expect to see continuing competitive pressure in deposit repricing in the short term. This repricing leads us to anticipate a flat to slightly compressed margin for the balance of 2006,” stated Mr. May.

The Company’s loan portfolio totaled $1.8 billion at September 30, 2006, an increase of $79 million, or 4.6% over the same period last year. The growth was primarily attributable to increased demand in the real estate loan portfolio. Deposits were $2.1 billion at September 30, 2006, a $101 million, or 4.9% increase from September 30, 2005.

Asset quality remained strong with the allowance for loan losses as a percent of total loans at 1.45% as of September 30, 2006. Non-performing loans equaled 0.61% of total loans, while the allowance for loan losses equaled 239% of non-performing loans. The Company’s annualized net charge-offs to total loans for the third quarter of 2006 was 0.20%. Excluding credit cards, the annualized net charge-offs to total loans for the third quarter was 0.13%.

Total assets for the Company were $2.7 billion at September 30, 2006, an increase of $80 million from September 30, 2005. Stockholders’ equity at September 30, 2006 was $255 million, a $13.4 million increase from September 30, 2005.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 84 offices, of which 81 are financial centers, in 46 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. Central Time on Thursday, October 19, 2006. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 7329400 and the recording will be available through the end of business October 31, 2006. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
ROBERT A. FEHLMAN
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(501) 558-3141

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2006	2006	2006	2005	2005
(In thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$77,724	$89,275	$89,400	$75,461	$83,088
Interest bearing balances due from banks	19,599	26,265	34,200	14,397	48,206
Federal funds sold	49,340	22,570	8,620	11,715	16,825
Cash and cash equivalents	146,663	138,110	132,220	101,573	148,119

Investment securities - held-to-maturity	172,944	164,612	148,733	150,299	151,123
Investment securities - available-for-sale	358,561	363,217	380,617	371,490	388,848
Mortgage loans held for sale	6,591	13,248	6,853	7,857	9,417
Assets held in trading accounts	4,574	4,606	4,646	4,631	4,731

Loans	1,788,517	1,738,628	1,691,020	1,718,107	1,709,372
Allowance for loan losses	(25,879)	(26,174)	(26,463)	(26,923)	(27,330)
Net loans	1,762,638	1,712,454	1,664,557	1,691,184	1,682,042

Premises and equipment	66,769	65,686	65,040	63,360	61,354
Foreclosed assets held for sale, net	1,413	1,740	1,666	1,540	2,120
Interest receivable	21,953	18,571	17,066	18,754	18,555
Bank owned life insurance	35,708	33,985	33,570	33,269	32,952
Goodwill	60,605	60,605	60,605	60,605	60,454
Core deposit premiums	4,406	4,613	4,822	5,029	5,207
Other assets	14,117	15,809	18,075	14,177	12,120

TOTAL ASSETS	$2,656,942	$2,597,256	$2,538,470	$2,523,768	$2,577,042

LIABILITIES
Non-interest bearing transaction accounts	$302,700	$330,946	$328,477	$331,113	$305,506
Interest bearing transaction accounts and savings deposits	745,649	761,346	757,368	749,925	758,906
Time deposits less than $100,000	664,105	623,609	618,790	614,742	606,025
Time deposits greater than $100,000	436,022	394,489	389,021	364,178	377,290
Total deposits	2,148,476	2,110,390	2,093,656	2,059,958	2,047,727
Federal funds purchased and securities
sold under agreements to repurchase	85,535	89,684	91,817	107,223	92,320
Short-term debt	61,850	45,054	2,245	8,031	92,747
Long-term debt - parent company	2,000	4,000	4,000	4,000	4,000
Long-term FHLB debt - affiliate banks	49,243	48,143	48,163	52,090	52,066
Subordinated debt issued to capital trusts	30,930	30,930	30,930	30,930	30,930
Accrued interest and other liabilities	24,316	21,876	22,448	17,451	16,081
TOTAL LIABILITIES	2,402,350	2,350,077	2,293,259	2,279,683	2,335,871

STOCKHOLDERS' EQUITY
Capital stock	142	142	143	143	143
Surplus	49,068	49,607	51,380	53,723	54,429
Undivided profits	208,200	203,165	198,287	194,579	190,047
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	(2,818)	(5,735)	(4,599)	(4,360)	(3,448)
TOTAL STOCKHOLDERS' EQUITY	254,592	247,179	245,211	244,085	241,171

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,656,942	$2,597,256	$2,538,470	$2,523,768	$2,577,042

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2006	2006	2006	2005	2005
(In thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$78,708	$77,064	$77,676	$85,534	$78,418
Interest bearing balances due from banks	16,851	21,929	27,968	16,426	16,384
Federal funds sold	22,966	16,138	16,235	6,353	29,375
Cash and cash equivalents	118,525	115,131	121,879	108,313	124,177

Investment securities - held-to-maturity	167,182	157,252	147,697	147,779	150,654
Investment securities - available-for-sale	360,584	373,434	378,026	384,346	390,580
Mortgage loans held for sale	8,368	8,426	6,570	8,056	11,395
Assets held in trading accounts	4,598	4,575	4,632	4,688	4,711

Loans	1,769,131	1,716,396	1,696,855	1,714,132	1,689,883
Allowance for loan losses	(26,255)	(26,997)	(27,589)	(27,308)	(27,512)
Net loans	1,742,876	1,689,399	1,669,266	1,686,824	1,662,371

Premises and equipment	66,044	65,485	64,560	62,633	60,497
Foreclosed assets held for sale, net	1,525	1,664	1,738	2,028	1,870
Interest receivable	20,922	18,092	18,030	19,121	17,038
Bank owned life insurance	35,226	33,778	33,408	33,102	32,832
Goodwill	60,605	60,605	60,605	60,554	60,454
Core deposit premiums	4,527	4,733	4,942	5,138	5,326
Other assets	13,215	12,688	12,046	11,718	12,809

TOTAL ASSETS	$2,604,197	$2,545,262	$2,523,399	$2,534,300	$2,534,714

LIABILITIES
Non-interest bearing transaction accounts	$302,490	$311,102	$316,118	$314,491	$303,387
Interest bearing transaction accounts and savings deposits	722,920	751,262	747,046	748,902	751,877
Time deposits less than $100,000	658,182	624,395	618,730	612,344	584,009
Time deposits greater than $100,000	416,693	394,492	378,426	372,170	372,549
Total deposits	2,100,285	2,081,251	2,060,320	2,047,907	2,011,822
Federal funds purchased and securities
sold under agreements to repurchase	93,670	96,041	109,299	109,065	92,508
Short-term debt	54,119	15,804	5,744	30,435	82,463
Long-term debt	80,826	82,957	83,961	85,808	88,242
Accrued interest and other liabilities	22,804	20,486	18,011	16,859	18,120
TOTAL LIABILITIES	2,351,704	2,296,539	2,277,335	2,290,074	2,293,155

TOTAL STOCKHOLDERS' EQUITY	252,493	248,723	246,064	244,226	241,559

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,604,197	$2,545,262	$2,523,399	$2,534,300	$2,534,714

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2006	2006	2006	2005	2005
(In thousands, except per share data)
INTEREST INCOME
Loans	$33,924	$31,694	$30,087	$30,425	$29,225
Federal funds sold	325	192	175	63	262
Investment securities	5,183	4,978	4,830	4,751	4,693
Mortgage loans held for sale, net of unrealized gains (losses)	141	128	100	131	168
Assets held in trading accounts	14	19	25	24	25
Interest bearing balances due from banks	229	259	297	162	119
TOTAL INTEREST INCOME	39,816	37,270	35,514	35,556	34,492
INTEREST EXPENSE
Time deposits	11,381	9,732	8,724	8,051	7,031
Other deposits	3,023	2,909	2,544	2,268	2,015
Federal funds purchased and securities
sold under agreements to repurchase	1,152	1,064	1,104	1,016	815
Short-term debt	761	225	96	311	646
Long-term debt	1,122	1,148	1,094	1,095	1,113
TOTAL INTEREST EXPENSE	17,439	15,078	13,562	12,741	11,620
NET INTEREST INCOME	22,377	22,192	21,952	22,815	22,872
Provision for loan losses	602	789	1,708	1,630	1,736
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	21,775	21,403	20,244	21,185	21,136
NON-INTEREST INCOME
Trust income	1,435	1,293	1,367	1,425	1,430
Service charges on deposit accounts	3,973	4,209	3,763	4,097	4,154
Other service charges and fees	596	592	658	507	472
Income on sale of mortgage loans, net of commissions	763	755	676	698	827
Income on investment banking, net of commissions	55	90	107	51	146
Credit card fees	2,755	2,699	2,458	2,709	2,619
Premiums on sale of student loans	413	659	736	251	295
Bank owned life insurance income	382	415	301	317	279
Other income	654	804	546	623	518
Gain (loss) on sale of securities, net of taxes	-	-	-	-	-
TOTAL NON-INTEREST INCOME	11,026	11,516	10,612	10,678	10,740
NON-INTEREST EXPENSE
Salaries and employee benefits	13,298	13,466	13,505	13,039	12,703
Occupancy expense, net	1,612	1,541	1,520	1,527	1,483
Furniture and equipment expense	1,407	1,456	1,418	1,482	1,421
Loss on foreclosed assets	32	40	33	31	57
Deposit insurance	64	71	69	65	72
Other operating expenses	5,725	5,727	5,580	5,835	5,490
TOTAL NON-INTEREST EXPENSE	22,138	22,301	22,125	21,979	21,226
NET INCOME BEFORE INCOME TAXES	10,663	10,618	8,731	9,884	10,650
Provision for income taxes	3,219	3,322	2,743	3,059	3,316
NET INCOME	$7,444	$7,296	$5,988	$6,825	$7,334
BASIC EARNINGS PER SHARE	$0.53	$0.51	$0.42	$0.48	$0.51
DILUTED EARNINGS PER SHARE	$0.51	$0.51	$0.41	$0.47	$0.50

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2006	2006	2006	2005	2005
(In thousands, except per share data)
INTEREST INCOME
Loans	$95,705	$61,781	$30,087	$112,238	$81,813
Federal funds sold	692	367	175	925	863
Investment securities	14,991	9,808	4,830	18,677	13,926
Mortgage loans held for sale, net of unrealized gains (losses)	369	228	100	552	421
Assets held in trading accounts	58	44	25	99	74
Interest bearing balances due from banks	785	556	297	580	418
TOTAL INTEREST INCOME	112,600	72,784	35,514	133,071	97,515
INTEREST EXPENSE
Time deposits	29,837	18,456	8,724	26,431	18,381
Other deposits	8,476	5,453	2,544	7,777	5,508
Federal funds purchased and securities
sold under agreements to repurchase	3,320	2,168	1,104	3,104	2,088
Short-term debt	1,082	321	96	1,101	790
Long-term debt	3,364	2,242	1,094	4,401	3,306
TOTAL INTEREST EXPENSE	46,079	28,640	13,562	42,814	30,073
NET INTEREST INCOME	66,521	44,144	21,952	90,257	67,442
Provision for loan losses	3,099	2,497	1,708	7,526	5,895
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	63,422	41,647	20,244	82,731	61,547
NON-INTEREST INCOME
Trust income	4,095	2,660	1,367	5,589	4,164
Service charges on deposit accounts	11,945	7,972	3,763	15,818	11,721
Other service charges and fees	1,846	1,250	658	2,017	1,511
Income on sale of mortgage loans, net of commissions	2,194	1,431	676	2,919	2,221
Income on investment banking, net of commissions	252	197	107	416	364
Credit card fees	7,912	5,157	2,458	10,252	7,543
Premiums on sale of student loans	1,808	1,395	736	1,822	1,572
Bank owned life insurance income	1,059	716	301	953	636
Other income	2,043	1,350	546	2,700	2,078
Gain (loss) on sale of securities, net of taxes	-	-	-	(168)	(168)
TOTAL NON-INTEREST INCOME	33,154	22,128	10,612	42,318	31,642
NON-INTEREST EXPENSE
Salaries and employee benefits	40,269	26,971	13,505	51,270	38,231
Occupancy expense, net	4,673	3,061	1,520	5,840	4,314
Furniture and equipment expense	4,281	2,874	1,418	5,758	4,277
Loss on foreclosed assets	105	73	33	191	160
Deposit insurance	204	140	69	279	214
Other operating expenses	17,032	11,307	5,580	22,246	16,412
TOTAL NON-INTEREST EXPENSE	66,564	44,426	22,125	85,584	63,608
NET INCOME BEFORE INCOME TAXES	30,012	19,349	8,731	39,465	29,581
Provision for income taxes	9,284	6,065	2,743	12,503	9,444
NET INCOME	$20,728	$13,284	$5,988	$26,962	$20,137
BASIC EARNINGS PER SHARE	$1.46	$0.93	$0.42	$1.88	$1.40
DILUTED EARNINGS PER SHARE	$1.43	$0.92	$0.41	$1.84	$1.37

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2006	2006	2006	2005	2005
(In thousands)
Tier 1 capital
Stockholders' equity	$254,592	$247,179	$245,211	$244,085	$241,171
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of def. tax	(64,557)	(64,781)	(65,084)	(65,047)	(65,271)
Unrealized loss (gain) on AFS securities	2,818	5,735	4,599	4,360	3,448
Other	-	-	-	-	-

Total Tier 1 capital	222,853	218,133	214,726	213,398	209,348

Tier 2 capital
Qualifying unrealized gain on AFS securities	177	173	317	338	357
Qualifying allowance for loan losses	23,103	22,359	21,468	21,815	21,952

Total Tier 2 capital	23,280	22,532	21,785	22,153	22,309

Total risk-based capital	$246,133	$240,665	$236,511	$235,551	$231,657

Risk weighted assets	$1,843,931	$1,783,411	$1,716,446	$1,740,005	$1,750,783

Adjusted average assets for leverage ratio	$2,547,134	$2,488,304	$2,465,348	$2,475,659	$2,473,854

Ratios at end of quarter
Leverage ratio	8.75%	8.77%	8.71%	8.62%	8.46%
Tier 1 capital	12.09%	12.23%	12.51%	12.26%	11.96%
Total risk-based capital	13.35%	13.49%	13.78%	13.54%	13.23%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2006	2006	2006	2005	2005
(In thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$133,607	$132,464	$129,833	$143,058	$138,077
Student loans	86,875	77,085	91,090	89,818	89,759
Other consumer	146,039	140,631	140,958	138,051	136,626
Real Estate
Construction	267,604	248,834	242,145	238,898	227,063
Single-family residential	364,657	348,782	341,795	340,847	338,466
Other commercial	494,512	487,288	473,559	479,684	462,978
Unearned income	(4)	(5)	(5)	(8)	(8)
Commercial
Commercial	175,576	188,480	181,174	184,920	177,682
Agricultural	103,301	86,244	59,944	68,761	105,107
Financial institutions	576	16,152	16,158	20,499	21,219
Other	15,774	12,673	14,369	13,579	12,403

Total Loans	$1,788,517	$1,738,628	$1,691,020	$1,718,107	$1,709,372

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$1,001	$1,002	$1,003	$1,004	$2,007
U.S. Government agencies	53,000	42,000	32,000	28,000	25,999
Mortgage-backed securities	161	167	180	187	197
State and political subdivisions	116,481	116,770	113,512	117,148	120,424
Other securities	2,301	4,673	2,038	3,960	2,496
Total held-to-maturity	172,944	164,612	148,733	150,299	151,123
Available-for-Sale
U.S. Treasury	6,749	7,398	10,201	10,887	17,363
U.S. Government agencies	331,709	335,618	350,688	340,990	346,309
Mortgage-backed securities	3,095	3,074	3,264	3,309	3,442
State and political subdivisions	1,373	1,373	2,139	3,053	3,169
FHLB stock	7,674	7,693	6,150	6,044	11,320
Other securities	7,961	8,061	8,175	7,207	7,245
Total available-for-sale	358,561	363,217	380,617	371,490	388,848

Total investment securities	$531,505	$527,829	$529,350	$521,789	$539,971

Fair Value - HTM investment securities	$172,951	$161,655	$147,589	$149,173	$151,192

Investment Securities - QTD Average

Taxable securities	$410,382	$411,388	$409,238	$412,483	$419,204
Tax exempt securities	117,384	119,298	116,485	119,642	122,030

Total investment securities - QTD average	$527,766	$530,686	$525,723	$532,125	$541,234

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2006	2006	2006	2005	2005
(In thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$26,174	$26,463	$26,923	$27,330	$27,013

Loans charged off
Credit cards	661	600	593	1,455	1,157
Other consumer	352	223	272	299	341
Real estate	74	741	260	262	444
Commercial	717	182	209	532	1,217
Total loans charged off	1,804	1,746	1,334	2,548	3,159

Recoveries of loans previously charged off
Credit cards	291	271	236	192	245
Other consumer	147	156	153	131	214
Real estate	87	213	198	46	128
Commercial	382	28	104	142	1,153
Total recoveries	907	668	691	511	1,740
Net loans charged off	897	1,078	643	2,037	1,419
Reclass to reserve for unfunded commitments	-	-	(1,525)	-	-
Provision for loan losses	602	789	1,708	1,630	1,736
Balance, end of quarter	$25,879	$26,174	$26,463	$26,923	$27,330

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$7,674	$6,266	$4,497	$5,598	$6,069
Commercial	1,054	2,160	1,328	602	1,026
Consumer	1,089	1,130	1,005	1,096	1,193
Total nonaccrual loans	9,817	9,556	6,830	7,296	8,288
Loans past due 90 days or more	1,029	1,210	1,974	1,131	1,181
Total non-performing loans	10,846	10,766	8,804	8,427	9,469

Other non-performing assets
Foreclosed assets held for sale	1,413	1,740	1,666	1,540	2,120
Other non-performing assets	16	-	11	16	78
Total other non-performing assets	1,429	1,740	1,677	1,556	2,198

Total non-performing assets	$12,275	$12,506	$10,481	$9,983	$11,667

Ratios
Allowance for loan losses to total loans	1.45%	1.51%	1.56%	1.57%	1.60%
Allowance for loan losses to
non-performing loans	238.60%	243.12%	300.58%	319.48%	288.63%
Allowance for loan losses to
non-performing assets	210.83%	209.29%	252.49%	269.69%	234.25%
Non-performing assets ratio *	0.69%	0.72%	0.62%	0.58%	0.68%
Non-performing loans to total loans	0.61%	0.62%	0.52%	0.49%	0.55%
Non-performing assets to total assets	0.46%	0.48%	0.41%	0.40%	0.45%
Annualized net charge offs to total loans	0.20%	0.25%	0.15%	0.47%	0.33%
Annualized net charge offs to total loans
(excluding credit cards)	0.13%	0.19%	0.07%	0.20%	0.13%

* Non-performing assets ratio = ( non-performing loans + foreclosed assets) / ( total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2006	2006	2006	2005	2005
(In thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.51	$0.51	$0.41	$0.47	$0.50
Operating earnings (excludes nonrecurring items)	7,444	7,296	5,988	6,825	7,334
Diluted operating earnings per share	0.51	0.51	0.41	0.47	0.50
Cash dividends declared per common share	0.17	0.17	0.16	0.16	0.15
Cash dividends declared - amount	2,413	2,418	2,280	2,293	2,152
Return on average stockholders' equity	11.70%	11.77%	9.87%	11.09%	12.05%
Return on average assets	1.13%	1.15%	0.96%	1.07%	1.15%
Net interest margin (FTE)	3.91%	4.01%	4.05%	4.10%	4.10%
FTE Adjustment - investments	707	718	695	701	714
FTE Adjustment - loans	89	86	85	88	89
Amortization of intangibles	207	209	207	208	207
Amortization of intangibles, net of taxes	130	132	130	131	130
Average shares outstanding	14,195,844	14,247,973	14,265,085	14,329,026	14,357,059
Shares repurchased	24,000	75,400	89,500	29,458	44,835
Average price of repurchased shares	27.93	26.74	28.12	27.81	27.39
Average earning assets	2,349,680	2,298,150	2,277,983	2,281,780	2,292,982
Average interest bearing liabilities	2,026,410	1,964,951	1,943,206	1,958,724	1,971,648

YEAR-TO-DATE
Diluted earnings per share	$1.43	$0.92	$0.41	$1.84	$1.37
Operating earnings (excludes nonrecurring items)	20,728	13,284	5,988	26,962	20,137
Diluted operating earnings per share	1.43	0.92	0.41	1.84	1.37
Cash dividends declared per common share	0.50	0.33	0.16	0.61	0.45
Return on average stockholders' equity	11.13%	10.83%	9.87%	11.24%	11.29%
Return on average assets	1.08%	1.06%	0.96%	1.08%	1.08%
Net interest margin (FTE)	3.99%	4.03%	4.05%	4.13%	4.14%
FTE Adjustment - investments	2,120	1,413	695	2,891	2,190
FTE Adjustment - loans	260	171	85	343	255
Amortization of intangibles	623	416	207	829	621
Amortization of intangibles, net of taxes	392	262	130	522	391
Average shares outstanding	14,236,047	14,256,482	14,265,085	14,375,005	14,385,842
Diluted shares outstanding	255,393	259,130	274,270	311,922	297,548
Average earning assets	2,308,604	2,288,068	2,277,983	2,264,402	2,258,545
Average interest bearing liabilities	1,978,189	1,954,077	1,943,206	1,937,085	1,929,791

END OF PERIOD
Book value	$17.94	$17.41	$17.19	$17.04	$16.82
Shares outstanding	14,188,008	14,199,100	14,264,144	14,326,923	14,337,803
Full-time equivalent employees	1,121	1,140	1,111	1,110	1,099
Total number of ATM's	88	88	87	86	83
Total number of financial centers	81	81	80	79	77
Parent company only - investment in subsidiaries	272,909	267,177	267,732	265,714	263,991
Parent company only - intangible assets	133	133	133	133	133

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: October 19, 2006	/s/ Robert A. Fehlman
Robert A. Fehlman, Executive Vice President and Chief Financial Officer